                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 30, 1999

                              NetOptix Corporation
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

       000-11309                                          04-2526583
(Commission File Number)                       (IRS Employer Identification No.)

Sturbridge Business Park, P.O. Box 550, Sturbridge, Massachusetts      01566
           (Address of Principal Executive Offices)                  (Zip Code)

                                 (508) 347-9191
              (Registrant's Telephone Number, Including Area Code)

FORWARD-LOOKING STATEMENTS.

     In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"), NetOptix Corporation, previously Galileo Corporation, a Delaware corporation (the "Registrant"), is hereby providing cautionary statements identifying important factors that could cause the Registrant's actual results to differ materially from those projected in forward-looking statements (as such term is defined in the Reform Act) made by or on behalf of the Registrant herein or orally, whether in presentations, in response to questions or otherwise. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, identified through the use of words or phrases such as the Registrant or management "believes," "expects," "anticipates," "hopes"; words or phrases such as "will result," "are expected to," "will continue," "is anticipated," "estimated," "projection," and "outlook"; and words of similar import) are not historical facts and may be forward-looking. Such forward-looking statements involve estimates, assumptions, and uncertainties and, accordingly, actual results could differ materially from those expressed in the forward-looking statements.

     Any forward-looking statement speaks only as of the date on which such statement is made, and the Registrant undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events.

Item 5.  Other Events.

CHANGE IN REGISTRANT NAME.

     The Registrant changed its name to NetOptix Corporation effective September 30, 1999. The Registrant's new Nasdaq trading symbol is OPTX. The name change was made in recognition of the emergence of the Registrant primarily as a manufacturer of optical telecommunications components and its focus on developing and manufacturing Dense Wavelength Division Multiplex (DWDM) optical filters.

DEBT FINANCING.

     On October 4, 1999, the Registrant announced that it had completed arrangements for a debt financing package totaling $25,000,000 with Deutsche Financial Services Corporation, a unit of Deutsche Bank Group. This package consists of a $12,000,000 five-year revolving credit facility and a $13,000,000 five-year equipment acquisition facility secured by the Registrant's assets.

     This debt refinancing is part of the Registrant's plan to pay off its existing bank debts, to finance the expansion of its manufacturing capacity for DWDM optical filters at its Optical Filter Corporation (OFC) facility in Natick, Massachusetts, to fund the previously announced start-up of a new facility in Germany which will also manufacture DWDM optical filters and to provide working capital.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)       Not applicable
(b)       Not applicable
(c)       Exhibits:

    EXHIBIT                           EXHIBIT TITLE
    NUMBER                            -------------
    -------

      4.1 Loan and Security Agreement dated as of September 30, 1999 among the Registrant and Certain of its Subsidiaries, the Lenders from time to time party thereto and Deutsche Financial Services Corporation (See Table of Contents for list of omitted exhibits and schedules.)

                 The Registrant hereby agrees to provide the Commission, upon request, with copies of any omitted exhibits or schedules required by Item 601(b)(4) of Regulation S-K.

     99.1        Press Release dated September 30, 1999

     99.2        Press Release dated October 4, 1999

                                  EXHIBIT INDEX



    EXHIBIT                         EXHIBIT TITLE
    NUMBER                          -------------
    -------

      4.1 Loan and Security Agreement dated as of September 30, 1999 among the Registrant and Certain of its Subsidiaries, the Lenders from time to time party thereto and Deutsche Financial Services Corporation (See Table of Contents for list of omitted exhibits and schedules.)

                 The Registrant hereby agrees to provide the Commission, upon request, with copies of any omitted exhibits or schedules required by Item 601(b)(4) of Regulation S-K.

     99.1        Press Release dated September 30, 1999

     99.2        Press Release dated October 4, 1999

                                   SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               NetOptix Corporation


                                               By:  /s/ Josef W. Rokus
                                                    ----------------------------
                                                    Josef W. Rokus
                                                    Vice President and Secretary

Date:  October 7, 1999